TD WATERHOUSE PLUS FUNDS, INC.

MONEY MARKET PLUS PORTFOLIO

SUPPLEMENT DATED SEPTEMBER 30, 2005
TO THE PROSPECTUS DATED DECEMBER 29, 2004
AS SUPPLEMENTED THROUGH THE DATE HEREOF
(THE “PROSPECTUS”)

The following information updates the information in the Prospectus:

TD Asset Management USA Inc., TD Waterhouse Investor Services, Inc. and National Investor Services Corp. have notified the Portfolio that the fee waivers and contractual expense limitation currently in place with respect to the Portfolio, pursuant to its written Fee Waiver/Expense Reimbursement Agreement, will terminate at the end of the current fiscal year of the Portfolio, on October 31, 2005.

Effective November 1, 2005, the fee waiver and expense limitation will be voluntary and may be terminated at any time upon notice.

Shareholders should retain this Supplement for future reference.